SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
W&R Funds, Inc. International Growth Fund

The following information supplements the disclosure regarding Shareholder
Fees in the section entitled "Fees and Expenses"

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares after holding them less than 30 days.*  These fees are paid to the Fund, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.

If you bought your shares on different days, the "first-in, first-out"
(FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for shares purchased through certain retirement and educational plans, and programs and through certain fee-
based asset allocation programs. In addition, the fee waiver does not apply to any IRA or SEP-IRA accounts. The Funds reserve the right to modify the terms of or terminate the redemption/exchange fee at any time.

*For current shareholders (a shareholder in one or more of the above Funds as of June 9, 2003), a redemption fee will be assessed, if applicable, beginning August 8, 2003.

To be attached to the cover page of the Prospectus of:

Waddell & Reed Advisors Funds              Waddell & Reed Advisors Funds
Equity Funds                               Fixed Income and Money
Dated October 15, 2002                        Market Funds
NUP2200(10-02)                             Dated December 31, 2002
                                           NUP1100(12-02)

W&R Funds Inc.
Equity, Growth & Income and
  Asset Allocation Funds
Dated July 29, 2002
WRP3200(7-02)
WRP3210(7-02)

This Supplement is dated June 9, 2003.

NUS1100F